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                       SUPPLEMENT DATED JANUARY 30, 1998
                    TO THE PROSPECTUS DATED JANUARY 1, 1998
                             OF THE MAINSTAY FUNDS

                           MAINSTAY EQUITY INDEX FUND


     Effective January 1, 1996, the total expenses of the Equity Index Fund (including Rule 12b-1 fees) for any fiscal year were voluntarily limited to .80% of the value of the Fund's average annual net assets. Effective April 1, 1998, the expense limitation in place with respect to the MainStay Equity Index Fund will be terminated.

     "Sale Charges and Operating Expenses" and "Examples," found under "If You
     Invest $1,000, You Might Pay...." are restated as follows:


     SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Charge Imposed on Purchase
     of Shares (as a percentage of offering price)       3.00%

     Deferred Sales Charge
     (as a percentage of redemption proceeds)/1/         None

     ANNUAL FUND OPERATING EXPENSES
     (as a percentage of average net assets)

     Management Fees                                     0.50%
     12b-1 Fees/2/                                       0.25%
     Other Expenses                                      0.23%
                                                         -----

     Total Fund Operating Expenses                       0.98%
                                                         =====


     Expenses after 1 year      $ 40
     Expenses after 3 years     $ 60
     Expenses after 5 years     $ 83
     Expenses after 10 years    $147


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/1/ Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. However, because front-end sales charges are waived on investments in Class A shares of $1 million or more, a contingent deferred sales charge of 1.00% will be imposed on redemptions of such investments effected within one year of the date of purchase. With respect to Class B shares, the amount of the contingent deferred sales charge will depend on the number of years since the shareholder purchased the shares being redeemed. See "Alternative Sales Arrangements--Deferred Sales Charge Class B Shares--Contingent Deferred Sales Charge, Class B."
/2/ Under rules of the National Association of Securities Dealers, Inc. (the "NASD"), a distribution fee of up to 0.75% of average annual net assets is treated as a sales charge for certain purposes. Because the distribution fee is an annual fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of the maximum front-end sales charge permitted by rules of the NASD. For a description of the distribution plans adopted by the Funds, see "The Distributor."
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     $30 up-front sales charge
     $27 management fees
     $14 12b-1 fees                             [PIE CHART]
     $12 other expenses
     ---------------------------------------
     $83 total sales charges and expenses



     The following footnote relating to the MainStay Equity Index Fund will be deleted from the chart under "The Manager" on page 74 of the prospectus:


            + In the event the total expenses of the Equity Index Fund (including Rule 12b-1 fees) for any fiscal year exceeds .80% of the value of the Fund's average annual net assets, the Manager will reduce its fees payable by the Fund by the difference between the Fund's total expenses and .80%.



                           MAINSTAY CONVERTIBLE FUND


     With respect to the MainStay Convertible Fund the Prospectus is amended as follows:

     In light of the limited market for convertible securities and the size of the Convertible Fund, the Fund's Manager, Sub-Adviser and Board of Trustees believe that it is in the best interest of the Fund and its shareholders to limit the Fund's cash inflow in order to better enable the Fund to continue to find appropriate investment opportunities. Accordingly, Convertible Fund will not offer or accept purchase orders from new investors. Existing shareholders of other MainStay Funds are not permitted to make exchanges into the Convertible Fund. Shareholders of record as of May 30, 1997 may make additional purchases of shares or redeem shares. The Board of Trustees and management may elect to open the Fund in the future if they determine it appropriate to do so.